UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2022

LAKE SHORE BANCORP, inc.

(Exact name of registrant as specified in its charter)

United States

	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements

(b)On May 12, 2022, Catharine M. Young resigned from the Boards of Directors of Lake Shore Bancorp, Inc. (the “Company”), Lake Shore, MHC (the “MHC”) and Lake Shore Savings Bank (the “Bank”). Mrs. Young cited no disagreements with the Company, the MHC or the Bank at the time of her resignation.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)On May 18, 2022, the Board of Directors of the Company amended its bylaws effective May 18, 2022 to decrease the number of directors from ten members to eight members.

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 18, 2022, the Company held its Annual Meeting of Shareholders, at which time shareholders were asked to consider three proposals, as follows:

1.To elect three (3) directors to the Board of Directors of the Company for a three-year term expiring in 2025 and one director for a one-year term expiring in 2023. Catharine M. Young resigned from the Board of Directors, effective May 12, 2022, and is therefore not standing for election;

2.To approve, on an advisory basis, a non-binding resolution regarding the compensation of our named executive officers; and

3.To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The shareholders elected the directors to the terms stated above, approved the non-binding resolution regarding the compensation of our named executive officers and ratified the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The vote tabulation was as follows:

1.Election of three (3) directors to serve on the Board of Directors of the Company for a three year term expiring in 2025 and one director for a one year term expiring in 2023.

	Votes For	Votes Withheld	Broker Non-Votes
Tracy S. Bennett (2025)	4,499,579	145,453	387,512
Sharon E. Brautigam (2025)	4,470,756	174,276	387,512
Kevin M. Sanvidge (2025)	4,499,703	145,329	387,512
Michelle M. DeBergalis (2023)	4,475,205	169,827	387,512

2.To approve, on an advisory basis, a non-binding resolution regarding the compensation of our named executive officers.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Number of votes	4,451,291	159,015	34,726	387,512

3.To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Votes Abstained
5,017,309	6,315	8,920

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

3.2Amended and Restated Bylaws of Lake Shore Bancorp, Inc.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, inc.
By:	/s/ Rachel A. Foley
Name:	Rachel A. Foley
Title:	Chief Financial Officer

Date: May 18, 2022